SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 12, 1999


                              COLTEC INDUSTRIES INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania                    1-7568                    13-1846375
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)




                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


         Registrant's telephone number, including area code: (704) 423-7000
                                                             --------------


                                       N/A
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On  July 12,  1999,   The  B.F.Goodrich Company,   a   New  York    corporation
("BFGoodrich"),  acquired  Coltec  Industries Inc,  a  Pennsylvania  corporation
("Coltec"), pursuant to the merger (the "Merger") of Runway Acquisition Corporation, a Pennsylvania corporation and a wholly owned subsidiary of BFGoodrich ("Sub"), with and into Coltec. Upon consummation of the Merger, Coltec became a wholly owned subsidiary of BFGoodrich. The merger was effected pursuant to an Agreement and Plan of Merger dated as of November 22, 1998 among BFGoodrich, Sub and Coltec (the "Merger Agreement"), incorporated by reference herein.

BFGoodrich's Registration Statement on Form S-3 (Registration No. 333-74987), which was declared effective by the Securities and Exchange Commission on April 9, 1999, is incorporated by reference herein. Upon effectiveness of the Merger, holders of the 5-1/4% Convertible Preferred Securities, Term Income Deferrable Equity Securities (TIDES) (SM)* (the "Securities") issued by Coltec Capital Trust, a statutory business trust formed under the laws of the State of Delaware ("Coltec Capital Trust"), have the right to convert each Security into 0.955248 of a share of BFGoodrich common stock (the "Conversion Ratio"). The Conversion Ratio was determined by multiplying 1.7058, the number of shares of Coltec common stock into which each Security was convertible under the Indenture between Coltec and The Bank of New York, Trustee, dated as of April 14, 1998, by 0.56, the number of shares of BFGoodrich common stock into which each share of Coltec common stock was convertible under the Merger Agreement. Upon effectiveness of the Merger, BFGoodrich fully and unconditionally agreed to pay, to the extent not paid by Coltec Capital Trust, distributions on the Securities to the extent that Coltec Capital Trust has funds available, amounts payable upon the redemption of the Securities to the extent that Coltec Capital Trust has funds available, and amounts due upon a termination, dissolution or liquidation of Coltec Capital Trust to the extent that Coltec Capital Trust has funds available. In addition, BFGoodrich agreed to pay or perform, upon effectiveness of the Merger, Coltec's obligations under Coltec's existing guarantee relating to the Securities to the extent not paid or performed by Coltec, and Coltec's obligations under the indenture governing Coltec's convertible junior subordinated debentures to the extent not paid or performed by Coltec. BFGoodrich's obligations under its guarantee will be subordinated to BFGoodrich's senior debt that is currently outstanding or that BFGoodrich may incur in the future.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     See Exhibit Index


-----------------------


     *   The  terms  Term  Income  Deferrable Equity Securities (TIDES) (SM) and
TIDES  (SM)  are  registered  service  marks  of  Credit  Suisse  First   Boston
Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COLTEC INDUSTRIES INC
                                                (Registrant)



Date:  July 12, 1999                            By: /s/Nicholas J. Calise
                                                   -------------------------
                                                   Nicholas J. Calise
                                                   Secretary

                                  EXHIBIT INDEX


Exhibit No.               Description of Exhibit


1.1 Prospectus dated April 9, 1999, included in The B.F.Goodrich Company's Registration Statement on Form S-3, Registration No. 333-74987, is incorporated herein by reference.